                                                                    Exhibit 10.9


EDUCATIONAL CREDIT                                      AGREEMENT FOR PAYMENT ON
MANAGEMENT CORPORATION                                GUARANTEE OF STUDENT LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS       STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE)
              ------------------------------------------------------------------
               (Lender Name)

located at    141 NORTH MAIN AVENUE,   SIOUX FALLS       SD        57117-5308
              ------------------------------------------------------------------
                 (Street Address)         (City)   (State)     (Zip Code)

(the "Lender") holds or wishes to acquire and hold certain guaranteed loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act") which were guaranteed by another entity;

WHEREAS, Lender also wishes to be able to secure new guarantees for loans (the "Loans") made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students, pursuant to the aforementioned federal legislation (the "Act"). The parties acknowledge that this Agreement does not obligate Lender to originate new loans guaranteed by Educational Credit Management Corporation ("ECMC");

WHEREAS, the previously issued guarantee on the Loans or the right to reinstate a previously issued guarantee of another entity has been transferred to ECMC by the United States Department of Education or by another Guaranty Agency under the Act;

WHEREAS, the Lender represents that it is an "eligible lender" under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC as such policies may be implemented or amended; and

WHEREAS, ECMC, relying upon the Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to allow the acquisition and holding of Loans and to encourage the making of such new Loans by the Lender in accordance with the policy expressed in the Act.

NOW, THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by it, including but not limited to the transfer of guarantees to ECMC, ECMC agrees to honor any previously issued guarantee of the Loans by another entity or to reinstate a previously issued guarantee of the Loans by another entity, to the extent that the Loans are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies, as they may be from time to time amended, are made part of this Agreement.

2. Further, within such limits as may be set by it, ECMC shall guarantee that percentage of the Loan made by the Lender which is eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies as they may be from time to time amended, are made part of this Agreement.

3. ECMC agrees to purchase eligible Loans of the Lender provided that (a) the Loans are in default (as defined by the Act, regulations, Rules and Regulations and policies identified above); (b) the Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) the Lender has requested pre-claim assistance from ECMC or the prior guarantor as required by the Act, regulations, and the Rules and Regulations and policies of ECMC; (d) the Lender has otherwise exercised due diligence in the making, servicing, and collection of such Loans; (e) with respect to any Loan, the Lender has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Loan; and (f) title to the promissory notes evidencing the Loans has been subrogated to ECMC by the Lender.

4. With respect to all Loans previously guaranteed by another entity and new loans guaranteed by ECMC, ECMC represents that it has negotiated an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Loans in default.

5. For new guarantees, the Lender agrees to collect any guarantee fee required by ECMC from the borrower and to promptly remit such fee to ECMC. ECMC reserves the right to cancel the guarantee on any Loan where the Lender has failed to collect and/or remit the guarantee fee to ECMC as required herein. The Lender further agrees to pay to ECMC any additional fees or costs that may be authorized by the Act and the regulations thereto and required by ECMC.

6. The Lender agrees to comply with all applicable Federal and State laws and regulations with respect to any Loan subject to this Agreement. In making Loans under the Act, the Lender will undertake to secure such reductions in borrower's obligations to pay interest on Loans made by the Lender as they may be eligible to receive under the Act and regulations.

7. ECMC and the Lender agree that the guarantee on any Loan subject to this Agreement shall be effective for the term of the Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of receipt by ECMC of the guarantee fee, if any is required, or, if no fee is required, beginning on the latter of the date of disbursement by the Lender or on the date of reinstatement of the guarantee by ECMC.

8. The Lender shall maintain for all Loans a system of records and accounts, shall afford ECMC access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above. This Section 8 shall survive the termination of this Agreement.

9. Lender shall promptly repurchase any Loan where the repurchase of such Loan is required in accordance with the Act, regulations, or Rules and Regulations and policies of ECMC. Lender agrees to repurchase the Loans if ECMC is denied reinsurance on the Loans for any reason save and except for errors and omissions attributable to ECMC or ECMC's agents. Lender further agrees to repurchase the Loans if said Loans are determined to be unenforceable. Lender shall indemnify and hold ECMC harmless from any and all losses including costs and attorneys' fees which ECMC may incur based upon Lender's failure to repurchase the Loans as provided herein. This Section 9 shall survive the termination of this Agreement.

10. ECMC shall guarantee Loans without regard to the borrowers race, sex, color, religion, national origin, age, handicapped status or any other basis prohibited by applicable law. The Lender will not discriminate in the making of Loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

11. This Agreement may be terminated by either party without cause upon sixty
(60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. ECMC may, in addition and at its option, initiate Limitation, Suspension or Termination proceedings in the manner provided for by ECMC Rules, Regulations and policies and the Act and Regulations thereto. No action under this section shall affect the guarantee on Loans previously covered by this Agreement.

12. This Agreement may be terminated by the United States Secretary of Education (the "Secretary") upon thirty (30) days advance written notice to Lender, pursuant to the provisions of 20 U.S.C. ss. 1072. No action under this section shall affect the guarantee on Loans previously covered by this Agreement.

13. This Agreement may not be assigned by Lender without the express written consent of ECMC which consent shall not be unreasonably withheld.

14. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Agreement.

IN WITNESS WHEREOF, the Lender and ECMC have caused this Agreement to be duly executed and delivered this 30th day of January, 2002.

________________________________________________________________________________
Lender       (Lender Name)

STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE)
--------------------------------------------------------------------------------
BY

X  /s/ Tom Steele                                        Its
--------------------------------------------------------------------------------
PRINTED NAME                              SIGNATURE DATE

TOM STEELE, CORPORATE TRUST OFFICER
--------------------------------------------------------------------------------
LENDER'S FEDERAL TAX ID NUMBER       ELIGIBLE LENDER NUMBER (TO BE ASSIGNED

             41-0256895                             833405
--------------------------------------------------------------------------------
EDUCATIONAL CREDIT MANAGEMENT CORPORATION

            d l Rude                      2/14/02
--------------------------------------------------------------------------------
BY

x                              DEBORAH L. RUDE
--------------------------------------------------------------------------------
PRINTED NAME               ASSISTANT VICE PRESIDENT           SIGNATURE DATE
                               GUARANTOR SERVICES

________________________________________________________________________________

EDUCATIONAL CREDIT                                      AGREEMENT FOR PAYMENT ON
MANAGEMENT CORPORATION                          GUARANTEE OF CONSOLIDATION LOANS
                                                        WITH FEDERAL REINSURANCE
                                           (for loans to students and parents of
                                                 students pursuant to the Higher
                                              Education Act of 1965, as amended)

WHEREAS     STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE)
            --------------------------------------------------------------------
                            (Lender Name)

located at   105 SOUTHWEST FIRST AVENUE    ABERDEEN      SD          57401-4173
            --------------------------------------------------------------------
                  (Street Address)          (City)    (State)         (Zip Code)

(the "Lender") wishes to be able to secure Loan guarantees on "Consolidation Loans" (as hereinafter defined) made to "Eligible Borrowers" (as hereinafter defined) for the purpose of discharging amounts owed by those Eligible Borrowers on "Eligible Loans" (as hereinafter defined), and

WHEREAS, the Lender represents that it is an "eligible lender" of Consolidation Loans under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Educational Credit Management Corporation ("ECMC") as such policies may be implemented or amended;

WHEREAS, ECMC, relying upon the Lender's representation that it qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, wishes to encourage the making of such Consolidation Loans by the Lender in accordance with the policy expressed in the Act.

NOW, THEREFORE, it is mutually agreed that:

1. Within the limits of the Act, regulations thereto and the directives of the United States Department of Education, ECMC shall guarantee that percentage of the Consolidation Loans made by the Lender which is eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of ECMC, which Act, regulations, Rules and Regulations and policies as they may be from time to time implemented or amended, are made part of this Agreement. ECMC shall use its best efforts to provide Lender at least 60 days prior written notice of any amendment to the Rules, Regulations and policies of ECMC, unless a shorter period is required by the Act, regulations thereto or written directives of the Secretary for the U.S. Department of Education.

2. ECMC agrees to purchase eligible Consolidation Loans made by the Lender provided that (a) the Consolidation Loans are eligible for claim payment as provided by the Act, regulations, Rules and Regulations and policies identified above); (b) the Consolidation Loans have been made in accordance with the Act, regulations, Rules and Regulations and policies identified above; (c) the Lender has requested pre-claim assistance from ECMC as required by the Act, regulations, and the Rules and Regulations and policies of ECMC; (d) the Lender has otherwise exercised due diligence in the making, servicing, and collection of such Consolidation Loans; (e) with respect to any Loan, the Lender has not committed any act or omitted to do any act, the commission or omission of which would cause ECMC to lose its reinsurance pursuant to the Act with respect to such Consolidation Loan; and (f) title to the promissory notes evidencing the Consolidation Loans has been subrogated to ECMC by the Lender.

3. With respect to all Consolidation Loans guaranteed, ECMC represents that it has negotiated an agreement with the Federal Government with respect to reinsurance pursuant to the Act and with respect to the maintenance of reserves for the purchase of Consolidation Loans eligible for claim payment as provided by the Act, regulations, and ECMC Rules, regulations and policies.

4. The Lender agrees to pay to ECMC a Consolidation Loan administrative fee of $50 for each Consolidation Loan guaranteed by ECMC or such higher administrative fees as may be authorized by the Act and regulations thereto for Consolidation Loans. The Lender also agrees to pay to ECMC any additional fees or charges which may be authorized by the Act and regulations thereto for Consolidation Loans and required by ECMC. ECMC reserves the right to increase or impose any fees or charges as provided herein, upon thirty (30) days written notice to Lender.

5. Lender shall make a Consolidation Loan only to discharge Eligible Loans upon an Eligible Borrowers request. "Eligible Loan" shall mean a loan made, insured or guaranteed under the Act including Loans on which the borrower has defaulted but has made satisfactory arrangements to repay the obligation; or, made under Title IV, Part D of the Higher Education Act of 1965, as amended; or, made under Subpart II of Part A of Title VII of the Public Health Service Act, as amended; or made under Subpart II of Part B of Title VIII of the Public Health Service Act as amended.

6. As required by the Act, Lender shall make a Consolidation Loan only to an Eligible Borrower who has certified, in a form approved by ECMC, that the Eligible Borrower has no other application pending for such a Consolidation Loan. Further, the Lender shall make a Consolidation Loan only if the Lender holds an outstanding Eligible Loan of the Eligible Borrower, which Eligible Loan is to be discharged through the Consolidation Loan, unless the Eligible Borrower certifies to the Lender, in a form approved by ECMC that the Eligible Borrower has sought and has been unable to obtain a Consolidation Loan from any holder of any of the Eligible Borrowers Eligible Loans which the Eligible Borrower wishes to discharge through a Consolidation Loan.

7. With respect to each Consolidation Loan, the Lender shall determine to its satisfaction, in accordance with reasonable and prudent business practices, that each Eligible Loan to be discharged:

     is a legal, valid and binding obligation of the Eligible Borrower;

     was made and has been continuously serviced in compliance with applicable laws and regulations and, if guaranteed, requirements of the guarantor; and

     if made under the Act, is covered by a guarantee that is in full force and effect.

Lender shall document in the loan file the basis on which it made these determinations and retain that documentation. Lender acknowledges that ECMC has no responsibility to review such determinations of Lender and that ECMC may rely upon the determinations of Lender.

8. Unless otherwise required by the Act, and regulations thereto, each Consolidation Loan shall be made in a principal amount which is equal to the sum of the unpaid principal and accrued unpaid interest, late charges and eligible collection costs of the Eligible Loans to be consolidated, shall bear interest at a rate not to exceed the rate required by the Act and shall be subject to such terms and conditions as may be required by the Act and regulations thereto.

9. The Lender shall make Consolidation Loans only after the Lender has received from ECMC a certificate of guarantee with respect to Consolidation Loans and if that certificate has not expired by its own terms or has not been suspended or terminated by ECMC; provided, however, that Lender may only make Consolidation Loans under such a certificate in an aggregate initial Principal Amount up to and not exceeding the amount stated on such certificate.

10. In making Consolidation Loans under the Act, the Lender will undertake to secure such reductions in borrower's obligations to pay interest on said loans made by the Lender as they may be eligible to receive under the Act and regulations. In making Consolidation Loans, the Lender agrees to comply with all applicable Federal and State laws and regulations.

11. ECMC and the Lender agree that the guarantee on any Consolidation Loan shall be effective for the term of the Consolidation Loan determined in accordance with the Act, regulations, Rules and Regulations and policies identified above and beginning on the date of receipt by ECMC of the guarantee fee, if any is required, or, if no fee is required, beginning on the date of disbursement by the Lender of the Consolidation Loan.

12. The Lender shall maintain for all Consolidation Loans a system of records and accounts, shall afford ECMC access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and ECMC under the Act, regulations, Rules and Regulations and policies identified above. For Consolidation Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above. This Section 12 shall survive the termination of this Agreement.

13. Lender shall promptly repurchase any Consolidation Loan where the repurchase of such Consolidation Loan is required in accordance with the Act, regulations, or Rules and Regulations and policies of ECMC. Lender agrees to repurchase the Consolidation Loans if ECMC is denied reinsurance on the Consolidation Loans for any reason save and except for errors and omissions attributable to ECMC or ECMC's agents. Lender further agrees to repurchase the Consolidation Loans if said Consolidation Loans are determined to be unenforceable by a court of law. Lender shall indemnify and hold ECMC harmless from any and all losses including costs and reasonable attorneys' fees which ECMC may incur based upon Lender's failure to repurchase the Consolidation Loans as provided herein. This Section 13 shall survive the termination of this Agreement.

14. ECMC shall guarantee Consolidation Loans without regard to the borrowers race, sex, color, religion, national origin, age, handicapped status or any other basis prohibited by applicable law. ECMC agrees that in administering its guaranty program that it will comply with the Act and regulations issued thereunder.

15. The Lender will not discriminate in the making of Consolidation Loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

16. This Agreement may be terminated by either party without cause upon sixty
(60) days written notice to the other party. The termination notice shall specify a termination date which shall not be sooner than sixty-five (65) days after the mailing of the termination notice. ECMC may, in addition and at its option, initiate Limitation, Suspension, or Termination proceedings in the manner provided for by Rules, Regulations, and policies and the Act and regulations thereto. No action under this section shall affect the guarantee on Consolidation Loans previously covered by this Agreement.

17. This Agreement shall terminate on the later of September 30, 2002 or any other date as specified in the Act on which the authority to make Consolidation Loans under the Act expires. The termination of this Agreement pursuant to the expiration of the authority to make Consolidation Loans under the Act shall not affect the guarantee on Consolidation Loans previously covered by this Agreement.

18. This Agreement may not be assigned by Lender without the express written consent of ECMC.

19. Nothing contained in this Agreement is intended to or in any way modifies or amends any other current Lender Agreements between the Lender and ECMC.

20. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Agreement.

IN WITNESS WHEREOF, the Lender and ECMC have caused this Agreement to be duly executed and delivered this 30th day of January, 2002.

STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK, TRUSTEE)
--------------------------------------------------------------------------------
Lender                  (Lender Name)

       /s/ Tom Steele
--------------------------------------------------------------------------------
BY

     TOM STEELE                                     Its  CORPORATE TRUST OFFICER
--------------------------------------------------------------------------------
   PRINTED NAME             SIGNATURE DATE                  TITLE

            41-0256895                                   833405
--------------------------------------------------------------------------------
LENDER'S FEDERAL TAX ID NUMBER          ELIGIBLE LENDER NUMBER (TO BE ASSIGNED


EDUCATIONAL CREDIT MANAGEMENT CORPORATION

                  d l Rude                           2/14/02
--------------------------------------------------------------------------------
BY

x                              DEBORAH L. RUDE
--------------------------------------------------------------------------------
PRINTED NAME               ASSISTANT VICE PRESIDENT           SIGNATURE DATE
                               GUARANTOR SERVICES

                    EDUCATIONAL CREDIT MANAGEMENT CORPORATION
                     CERTIFICATE OF COMPREHENSIVE GUARANTEE
                             FOR CONSOLIDATION LOANS

     WHEREAS, STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE) ("Lender") wishes to secure guarantees on consolidation loans made pursuant to
Section 428C of Title IV, Part B of the Higher Education Act of 1965, as amended, (the "Act");

     WHEREAS, Educational Credit Management Corporation ("ECMC") is authorized by the Act to provide such loan guarantees through the issuance of a certificate of comprehensive guarantee coverage under the provisions of Section 428C(b)(2) of the Act; and

     WHEREAS, ECMC and Lender have executed an Agreement for Payment on Guarantee of Consolidation Loans dated 1-30-2002 ("Agreement").

     NOW, THEREFORE, it is agreed that:

1. Within the limits established by the provision of this certificate and the Agreement for Payment on Guarantee of Consolidation Loans between Lender and ECMC, all consolidation loans which are eligible for guarantees under the Act and are made in conformity with Section 428C of the Act shall be subject to this certificate and be guaranteed from the time of disbursement against the loss of the applicable interest and principal by ECMC as provided by the Act and regulations thereto.

2. A consolidation loan will not be guaranteed under this certificate unless Lender has determined, to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated (a) that the loan is a legal, valid and binding obligation of the borrower; (b) that each such loan was made and serviced in compliance with applicable laws and regulations; and (c) in the case of loans made under Part B of the Act, that the guarantee on such loan is in full force and effect. In making such determination, Lender may rely in good faith on the certifications obtained from the holder of each loan being consolidated.

3. This certificate shall apply to loans made after the date of its acceptance by Lender.

4. This certificate applies to Consolidation loans in an aggregate original principal amount of up to $100,000,000.00 and may be reviewed and/or renewed when this initial level has been used.

5. With respect to loan guarantees under this certificate, Lender shall submit such reports to ECMC as may reasonably be required to carry out its responsibilities under the Act.

6.   All claims submitted by Lender under this certificate will be directed to:

          Educational Credit Management Corporation
          101 East Fifth Street, Suite 2400
          St. Paul, MN 55 101

7. All administrative and procedural matters related to loans issued under this certificate will be directed to:

          Educational Credit Management Corporation
          101 East Fifth Street, Suite 2400
          St. Paul, MN 55101

8. Repayment terms offered to borrowers will be in accordance with the Act and regulations thereto governing the Federal Consolidation Loan Program.

9. If at any time Lender no longer proposes to make consolidation loans hereunder, it shall notify ECMC and this certificate may be terminated on a mutually agreed upon date. The guarantee of loans made under this certificate made prior to such date shall not be affected by such expiration or termination.

10. ECMC may terminate Lender's authority to make consolidation loans hereunder without cause and for any reason upon sixty days notice prior to the effective date of termination. The guarantee of loans made prior to the effective date of any such termination will not be affected by such termination.

EDUCATION CREDIT MANAGEMENT CORPORATION


By:           d l Rude
    ------------------------------------------

Name:             DEBORAH L. RUDE
      ----------------------------------------
              ASSISTANT VICE PRESIDENT
Title:           GUARANTOR SERVICES
       ---------------------------------------

ACCEPTED THIS 30TH DAY OF JANUARY, 2002

STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE)
--------------------------------------------------------------------------------
[Lender]
--------

By:           /s/ Tom Steele
    ------------------------------------------

Name:         TOM STEELE
      ----------------------------------------

Title:        CORPORATE TRUST OFFICER
       ---------------------------------------

                                        2